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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2003

IWT TESORO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation or organization)	333-104448 (Commission File Number)	91-2048019 (I.R.S. Employer Identification Number)
191 Post Road West, Suite 10 Westport, Connecticut 06880 (Address of Principal Executive Offices) (Zip Code)

(203) 221-2770
(Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS.

Termination of Repurchase Agreements.

        As part of Tesoro's acquisition of International Wholesale Tile, Inc., Tesoro entered into three repurchase agreements with IWT's former stockholders, Paul F. Boucher, Forrest Jordan and Grey Perna. Pursuant to the repurchase agreements, so long as Tesoro's common stock is trading, the above named stockholders could sell a certain amount of his Tesoro common stock back to Tesoro. The amount of stock is generally up to 25,000 shares for the first year, up to 50,000 shares for the second year and up to 75,000 shares for the third year. The repurchase price will be based on an amount equal to 88% of the average trading price of the Company's common stock.

        On June 26, 2003, the three principal stockholders, Messrs. Paul F. Boucher, Forrest Jordan and Grey Perna, respectively, each entered into Termination of Repurchase Agreements with IWT Tesoro Corporation. At that time, Tesoro's common stock had not yet started trading. As a result of the Termination Agreements, the repurchase rights have no force or effective.

ITEM 7.        (a) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
1.1	Selected Dealers Agreement (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on June 4, 2003)
3.1	Articles of Incorporation (filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000)
3.1.1
Articles of Amendment to Articles of Incorporation dated September 23, 2002 (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2002)
3.2.1	Bylaws (filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000)
3.2.2	Amended and Restated Bylaws (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2003)
3.3.1	Specimen Stock Certificate (filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000)
3.3.2	Audit Committee Charter (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2003)
3.3.3	Compensation Committee Charter (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2003)
3.3.4	Nominating And Governing Committee Charter (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2003)
3.4.1	Code of Ethics for Senior Financial Officers (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on April 11, 2003)
4.1.1	Form of Warrant Agreement (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on April 11, 2003)

4.1.2	Form of Stock Certificate (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on April 11, 2003)
4.1.3	Form of Lock-Up Agreement (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on April 11, 2003)
10.1	Agreement With Peter Goss (filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000)
10.2	Stockholders Agreement (filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000)
10.3	2001 Ponca Acquisition Corporation Stock Incentive Plan. (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002)
10.4
Employment Agreement Between Ponca Acquisition Corporation And Henry Jr. Boucher, Jr. Dated As Of December 29, 2002 (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002)
10.5
Memorandum Of Understanding Between Ponca Acquisition Corporation And The Stockholders Of International Wholesale Tile, Inc. (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002)
10.6	Stock Purchase Agreement Among The Stockholders Of International Wholesale Tile, Inc., And IWT Tesoro Corporation, Effective October 1, 2002.(5)
10.7	Termination Of Stockholders Agreement (filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 4, 2003)
10.8	Repurchase Agreement (filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 4, 2003)
10.9	Form of Indemnity Agreement (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on April 11, 2003)
10.00
Employment Agreement between International Wholesale Tile, Inc. and Forrest Jordan (exhibits omitted) (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on May 21, 2003)
10.11
Employment Agreement between International Wholesale Tile, Inc. and Paul F. Boucher (this document is omitted as it is substantially similar to Forrest Jordan's Employment Agreement with the exception of the employee's name and address)
10.12
Employment Agreement between International Wholesale Tile, Inc. and Grey Perna (this document is omitted as it is substantially similar to Forrest Jordan's Employment Agreement with the exception of the employee's name and address)
10.13
Subordination Agreement between Congress Financial Corporation (Florida). and Forrest Jordan (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on May 21, 2003)
10.14
Subordination Agreement between Congress Financial Corporation (Florida). and Paul F. Boucher (this document is omitted as it is substantially similar to Forrest Jordan's Subordination Agreement with the exception of the employee's name and address)

10.15
Subordination Agreement between Congress Financial Corporation (Florida). and Grey Perna (this document is omitted as it is substantially similar to Forrest Jordan's Subordination Agreement with the exception of the employee's name and address)
10.16	Termination of Repurchase Agreement dated June 26, 2003 between IWT Tesoro Corporation and Forrest Jordan*
10.17
Termination of Repurchase Agreement dated June 26, 2003 between IWT Tesoro Corporation and Paul F. Boucher (this document is omitted as it is substantially similar to Forrest Jordan's Termination of Repurchase Agreement with the exception of the name and address)*
10.18
Termination of Repurchase Agreement dated June 26, 2003 between IWT Tesoro Corporation and Grey Perna (this document is omitted as it is substantially similar to Forrest Jordan's Termination of Repurchase Agreement with the exception of the name and address)*
21.	Subsidiaries of Registrant (filed as an Exhibit to the Company's Registration Statement, filed with the Securities and Exchange Commission on April 11, 2003)
99.1	MRS' Letter To The Securities And Exchange Commission. (filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on October 8, 2002)
99.2	Letter from Peter Goss regarding fiscal year end (filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 15, 2002)

*
Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2003	IWT TESORO CORPORATION
/s/ HENRY J. BOUCHER, JR., PRESIDENT By: Henry J. Boucher, Jr., President

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SIGNATURES